UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

August 2, 2021

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

175 West Jackson Boulevard

Chicago, Illinois 60604

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Exchange of which registered
Common stock, par value $0.00001 per share	ENVA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Enova International, Inc. (“Enova” or the “Company”) was held on August 2, 2021.  There were 36,871,590 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 32,044,631 shares were present in person or by proxy. The stockholders elected Ellen Carnahan, Daniel R. Feehan, David Fisher, William M. Goodyear, James A. Gray, Gregg A. Kaplan, Mark P. McGowan, Linda Johnson Rice and Mark A. Tebbe as directors; approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation; ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021; and approved the Third Amended and Restated 2014 Long Term Equity Incentive Plan.

The following is a summary of the voting results for the matters voted upon by the stockholders during the Annual Meeting:

Proposal No. 1 - Election of nine members of the Company’s Board of Directors for a one-year term to expire at the 2022 Annual Meeting of Stockholders.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Ellen Carnahan	27,947,251	507,460	3,580,217
Daniel R. Feehan	24,010,481	4,444,455	3,580,217
David Fisher	27,760,814	694,021	3,580,217
William M. Goodyear	27,916,058	538,777	3,580,217
James A. Gray	27,588,842	865,063	3,580,217
Gregg A. Kaplan	27,911,384	543,411	3,580,217
Mark P. McGowan	27,907,609	547,086	3,580,217
Linda Johnson Rice	28,427,638	26,933	3,580,217
Mark A. Tebbe	27,911,986	542,910	3,580,217

Proposal No. 2 - A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,043,384	385,154	35,876	3,580,217

Proposal No. 3 - Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
31,975,057	60,641	8,933

Proposal No. 4 - Approval of the Enova International, Inc. Third Amended and Restated 2014 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,808,437	3,597,911	58,066	3,580,217

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: August 2, 2021	By:	/s/ Sean Rahilly
Sean Rahilly
General Counsel & Secretary